UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	January 15, 2015

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022

(Address of principal executive offices, including zip code)

  (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2015, the Compensation Committee of the Board of Directors of Hudson Global, Inc. (the “Company”) approved grants of shares of restricted stock, including to certain of the Company’s executive officers, that will vest based on performance and service with the Company. The performance vesting conditions with respect to the restricted stock for executive officers are satisfied as follows: (i) 80% of the shares of restricted stock will vest (40% at the low end of the range and 180% at the high end of the range) based on the Company’s Aggregated Regional EBITDA (as defined below) for the year ending December 31, 2015; and (ii) 20% of the shares of restricted stock will vest (50% at the low end of the range and 180% at the high end of the range) based on the Company’s total costs for corporate, including corporate costs allocated to the regions, for the year ending December 31, 2015. Aggregated Regional EBITDA means the Company’s aggregated regional earnings before interest, income taxes, depreciation and amortization, non-operating income or expense, goodwill and other impairment charges, business reorganization expenses and other charges and before corporate allocations. To the extent the performance vesting conditions have been satisfied, the service vesting conditions with respect to the restricted stock are satisfied as follows: (i) one-third of the shares of restricted stock will vest on the later of the determination of the satisfaction of the performance vesting conditions and the first anniversary of the grant date, (ii) one-third of the shares of restricted stock will vest on the second anniversary of the grant date, and (iii) one-third of the shares of restricted stock will vest on the third anniversary of the grant date; provided that, in each case, the executive remains employed by the Company from the grant date through the applicable vesting date. Stephen A. Nolan, the Company’s Executive Vice President, Chief Financial Officer and Controller, will receive a grant of 132,500 shares of restricted stock that contain these vesting provisions and is the only named executive officer of the Company who was awarded such a grant. The form of restricted stock award agreement containing these vesting provisions is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(10.1)	Form of Hudson Global, Inc. Restricted Stock Award Agreement for aggregated regional EBITDA and corporate costs vesting awards.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: January 22, 2015	By:	/s/ Manuel Marquez Dorsch
Manuel Marquez Dorsch
Chairman and Chief Executive Officer

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(10.1)	Form of Hudson Global, Inc. Restricted Stock Award Agreement for aggregated regional EBITDA and corporate costs vesting awards.

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